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                                                                  Exhibit 10.1

                                LEASE AMENDMENT

     HAVERFORD-HATHAWAY, L.L.C., c/o SMC Management Corp., One Sundial Avenue, Suite 505, Manchester, New Hampshire 03103 ("Lessor") and Summa Four, Inc. 25 Sundial Avenue, Manchester, New Hampshire 03103 ("Lessee"), are parties to a certain Lease Agreement dated July 18, 1990 (the "Lease").

     WHEREAS, the Lessor and Lessee have from time to time amended the Lease and most recently amended it on August 23, 1995 (the "August 23, 1995 Amendment");

     WHEREAS, the August 23, 1995 Amendment extended the term of the Lease until August 31, 1998;

     WHEREAS, the Lessee presently leases a total of 70,554 rentable square feet
(RSF);

    WHEREAS, the parties also desire, inter alia, to extend the term of the Lease and to change the Lease rate;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein the Lessor and Lessee agree as follows:

     1.   The term of the Lease shall be until August 31, 2003.

     3.   The lease rate for the entire 70,554 RSF shall be as follows:

Period                    Base Rent         Annual Rate         Monthly Rate
------                    ---------         -----------         ------------

9/1/98 - 3/31/99          $5.00 NNN         $352,770.00         $29,397.50
4/1/99 - 8/31/99          $5.25 NNN         $370,408.50         $30,867.37
9/1/99 - 8/31/00          $5.50 NNN         $388,047.00         $32,337.25
9/1/00 - 8/31/01          $5.75 NNN         $405,685.50         $33,807.12
9/1/01 - 8/31/02          $6.00 NNN         $423,324.00         $35,277.00
9/1/02 - 8/31/03          $6.25 NNN         $440,962.50         $36,746.87

     4. Lessee shall be responsible for its full proportionate share of operating expenses (estimated at $2.75 RSF for 1998) and real estate taxes (estimated at $.70 RSF for 1998) which shall be in addition to the base rent.

     5. Lessee shall be responsible for payment of its separately metered electric and gas utilities.

     6. Lessee shall have the option of terminating the Lease on February 28, 2002 ("Early Termination") by providing to Lessor written notice of its intent to terminate the Lease. The written notice shall be given to Lessor not sooner than May 1, 2001, but not


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later than May 31,2001. Failure to provide said notice at the time set forth herein shall void Lessee's right to Early Termination and the term of the Lease shall be unchanged (i.e. until 8/31/2003).

     7. Lessor, at its expense, shall undertake the following improvements in a manner and at times which will not unreasonably interfere with Lessee's business operation:

          * Replacement of carpeting in the 5th floor executive area at a cost of up to $7,000.00.

          * Installation of adequate space heater in shipping/loading area at a cost of up to $3,000.00.

          * Provide same level access to bathroom for employees in shipping/loading area at a cost not to exceed $3,000.00.

          * Lessor will make its best effort to correct water leakage problem around windows, particularly those on the 5th floor.

     8. Lessor's agent shall pay a total of $16,000.00 to Lessee's real estate consulting team (consisting of the Norwood Group, Corporate Facilities Group, Facility Planning and Management).

     9. All other terms and conditions of the Lease and Amendments not modified herein shall remain in full force and effect.

                                        LESSOR:
                                        HAVERFORD - HATHAWAY, L.L.C.
                                        SMC MANAGEMENT CORP., AGENT


 /s/ Martha S. illegible                /s/ Pamela J. Halvorsen
-------------------------               ----------------------------
Witness                                  By: Pamela J. Halvorsen
                                        Its: Vice President
                                             Duly Authorized


                                        LESSEE:
                                        SUMMA FOUR, INC.


/s/ illegible                           /s/ Jeffrey A. Weber
-------------------------               ----------------------------
Witness                                  By: Jeffrey A. Weber
                                        Its: VP Finance and CFO
                                             Duly Authorized